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                                  EXHIBIT 23.2

                  CONSENT OF MAULDIN & JENKINS CONCERNING THE
             FINANCIAL STATEMENTS OF WESTSIDE FINANCIAL CORPORATION



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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We hereby consent to the use of our report dated January 5, 1996 relating to the financial statements of Westside Financial Corporation, Kennesaw, Georgia included in the Registration Statement on Form S-4 filed by Westside Financial Corporation.



                                                 /s/ Mauldin & Jenkins, LLC




Atlanta, Georgia
May 16, 1996